Net charges related to Ukraine Conflict	6 Months Ended
Jun. 30, 2022
Unusual or Infrequent Items, or Both [Abstract]
Net charges related to Ukraine conflict	Net charges related to Ukraine Conflict
On February 24, 2022, Russia launched a large-scale military invasion of Ukraine and is engaged in a broad military conflict with Ukraine (the “Ukraine Conflict”). In response to the Ukraine Conflict and ongoing related hostilities, the United States, the European Union, the United Kingdom and other countries have imposed broad, far-reaching sanctions against Russia, certain Russian persons and certain activities involving Russia or Russian persons. These sanctions include prohibitions regarding the supply of aircraft and aircraft components to Russian persons or for use in Russia, subject to certain wind-down periods (the “Sanctions”).
Prior to the Ukraine Conflict, we had 135 owned aircraft on lease to Russian airlines, as well as 14 owned engines on lease to Russian airlines, which represented approximately 5% of AerCap’s fleet by net book value as of December 31, 2021. Basic lease rents from our owned aircraft and engines leased to Russian airlines were approximately $33 million for the month of December 2021. We had no helicopters on lease to Russian customers. We have sought to repossess all our aircraft and engines from Russian airlines and remove them from Russia. As of June 30, 2022, we had recovered 22 of our 135 owned aircraft and three of our 14 owned engines outside of Russia. While we continue to hold title to the aircraft that remain in Russia, we have concluded that it is not likely we will regain possession of these assets.
In addition, we had seven owned aircraft on lease to Ukrainian airlines. As of June 30, 2022, five of these aircraft were in temporary storage outside of Ukraine. As of June 30, 2022, the remaining two aircraft were grounded in Ukraine, but the exact status of these aircraft remains difficult to ascertain.
In compliance with all applicable sanctions in March 2022, we terminated the leasing of all of our aircraft and engines with Russian airlines. These terminations result in reduced revenues and operating cash flows.
The Ukraine Conflict, including the Sanctions and the actions of our former Russian lessees and the Russian government, represents an unusual and infrequent event that is classified separately on our Condensed Consolidated Income Statements. During the first quarter of 2022, we recognized a pre-tax net charge of $2.7 billion to our earnings, comprised of write-offs and impairments of flight equipment, which were partially offset by the derecognition of lease-related assets and liabilities (including maintenance rights and lease premium intangible assets, maintenance liabilities, security deposits and other balances) and the collection of letter of credit proceeds. We recognized a total loss write-off on our assets that remain in Russia and Ukraine, and impairment losses on the assets we have recovered from Russian and Ukrainian airlines. The impairments recognized on assets recovered from Russian and Ukrainian airlines are based on the expected commercial strategy and corresponding cash flow estimates for each asset.

Six Months Ended
June 30, 2022
(U.S. Dollars in millions)
Write-offs and impairments of flight equipment	$3,176
Derecognition of lease-related assets and liabilities	(237)
Letters of credit receipts	(210)
Net charges related to Ukraine Conflict	$2,729
We had letters of credit related to our aircraft and engines leased to Russian airlines as of February 24, 2022 of approximately $260 million, all confirmed by financial institutions in Western Europe. We have presented requests for payment to all these institutions. To date, we have received payments of $210 million related to these letters of credit. We have initiated legal proceedings against one financial institution which rejected our payment demands in respect of certain letters of credit.
Our lessees are required to provide insurance coverage with respect to leased aircraft and we are named as insureds under those policies in the event of a total loss of an aircraft or engine. We also purchase contingent and possessed insurance (“C&P Policy”) which provides us with coverage when our flight equipment is not subject to a lease or where a lessee’s policy fails to indemnify us. In March 2022, we submitted an insurance claim for approximately $3.5 billion under our C&P Policy with respect to all aircraft and engines remaining in Russia. In June 2022, we commenced legal proceedings in London, England to recover up to $3.5 billion in connection with our previously submitted claim under the C&P Policy. Refer to Note 25—Commitments and Contingencies for further details.
5. Net charges related to Ukraine Conflict (Continued)
In parallel, during the three months ended June 30, 2022, we submitted claims as an additional insured under the Russian airlines’ insurance policies. Our efforts to recover from the airlines’ Russian insurers and their reinsurers continue. The collection, timing and amount of any potential recoveries under the airlines’ insurance and reinsurance policies are uncertain. As with the claim under the C&P Policy, we have not recognized any claim receivables in respect of our claims under the Russian airlines’ insurance and reinsurance policies as of June 30, 2022.